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                                                                  Exhibit 10.158

WHEN RECORDED, RETURN TO:
Charles H. McCreary, Esq.
Bricker & Eckler LLP
100 South Third Street
Columbus, Ohio 43215


                       DEED OF TRUST, ASSIGNMENT OF RENTS,
                 SECURITY AGREEMENT AND FIXTURE FILING STATEMENT
                 -----------------------------------------------


         THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT ("Deed of Trust") made and entered into as of the 28th day of March, 2002, by and among GLIMCHER BUENA VISTA, LLC, a Delaware limited liability company, with its principal office being at c/o Glimcher Properties Limited Partnership, 20 South Third Street, Columbus, Ohio 43215 ("Trustor"), FIDELITY NATIONAL TITLE AGENCY, INC., an Arizona corporation, with its principal office at 323 West Wilcox, Suite 100, Sierra Vista, Arizona 85635 ("Trustee"), and NATIONAL CITY BANK, a national banking association, having its principal office at 155 East Broad Street, Columbus, Ohio 43251 ("Beneficiary") (which designations shall also include the successors in interest of the several parties).

                                   WITNESSETH:

         WHEREAS, Trustor is the owner of that certain real property situated in the State of Arizona and being more fully described on Exhibit "A" attached hereto and made a part hereof ("Land");

         WHEREAS, pursuant to the terms of a certain Loan Agreement of even date herewith, as may be amended from time to time ("Loan Agreement"), Beneficiary is to provide loan advances to Trustor in an amount not to exceed Seven Million Seven Hundred Thousand Dollars ($7,700,000.00), which advances are evidenced by that certain promissory note dated of even date herewith and made by Trustor in favor of Beneficiary (the "Note").

         WHEREAS, Trustor has agreed to execute this Deed of Trust as security for the full and punctual payment of the Note and of the indebtedness evidenced thereby and the interest thereon, and of any renewal or extension of the Note, and the full performance of all provisions, agreements and covenants therein contained;

         NOW, THEREFORE, in consideration of One Dollar ($1.00) and the payments to the Trustor which Beneficiary has made contemporaneously herewith or may hereafter make the receipt and sufficiency of which are hereby acknowledged, TRUSTOR DOES HEREBY UNCONDITIONALLY AND IRREVOCABLY GRANT, BARGAIN, SELL, CONVEY, WARRANT, ASSIGN, PLEDGE AND CONFIRM UNTO TRUSTEE, IN TRUST FOR THE BENEFIT OF BENEFICIARY, ITS SUCCESSORS AND ASSIGNS FOREVER, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, the Land;


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         TOGETHER WITH the following, whether now owned or hereafter acquired by
Trustor: (a) all improvements now or hereafter attached to or placed, erected, constructed or developed on the Land ("Improvements"); (b) all fixtures now or hereafter attached to or used in or about the Improvements and all renewals of or replacements or substitutions thereof; (c) all water and water rights, timber, crops, and mineral interests pertaining to the Land; (d) all right, title and interest of Trustor in and to all streets, roads, public places, easements and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging or pertaining to the Land; (e) all rights, hereditaments and appurtenances pertaining to the foregoing; and (f) other interests of every kind and character that Trustor now has or at any time hereafter acquires in and to the Land, Improvements, and other property described in items (b) through (e) hereinabove, including rights of ingress and egress and all reversionary rights or interests of Trustor with respect to such property. The above described property is collectively referred to herein as the "Mortgaged Real Property."

         TO HAVE AND TO HOLD the Mortgaged Real Property, together with the rights, privileges and appurtenances thereunto belonging, unto Trustee, its successors in trust and assigns forever; and possession of the Land and Mortgaged Real Property is now delivered and conveyed unto Trustee in Trust. Trustor hereby binds itself and its representatives, successors and assigns to warrant and forever defend the Mortgaged Real Property unto Trustee, its successors in trust and assigns, against the claim or claims of all persons claiming or to claim the same or any part thereof, subject to the permitted encumbrances described in Schedule B of Beneficiary's title insurance policy ("Permitted Encumbrances").

         NOW, THEREFORE, AND FURTHERMORE, in consideration of the payments to the Trustor which Beneficiary has made contemporaneously herewith or may hereafter make, Trustor does hereby GRANT and TRANSFER to Beneficiary, its successors and assigns forever, a security interest in and to the following, whether now owned or hereafter acquired by Trustor: (a) all equipment, fixtures, furnishings, inventory, and articles of personal property ("Personal Property") now or hereafter attached to or used in or about the Improvements or that are owned by Trustor and are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they were to be attached, placed, erected, constructed or developed, or which Personal Property is or may be used in or related to the planning, development, financing or operation of the Improvements, and all renewals of or replacements or substitutions for any of the foregoing, whether or not the same are or shall be attached to the Land or Improvements; (b) all building materials and equipment now or hereafter delivered to and intended to be installed in or on the Land or the Improvements; (c) all plans and specifications for the Improvements; (d) all contracts relating to the Land, the Improvements or the Personal Property; (e) all deposits (including, without limitation, tenants' security deposits), bank accounts, funds, documents, contract rights, accounts, accounts receivable, commitments, construction contracts, architectural agreements, general intangibles (including, without limitation, trademarks, trade names and symbols), tax credits, instruments, Note and chattel paper arising from or by virtue of any transactions related to the Land, the Improvements or the Personal Property or relating directly or indirectly to the ownership, occupancy, use, operation, and maintenance of the Land, Personal Property, and Improvements; (f) all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Land, the



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Improvements or the Personal Property; (g) all proceeds arising from or by virtue of the sale, lease or other disposition of the Land, the Improvements, the Personal Property or any portion thereof or interest therein; (h) all proceeds (including, without limitation, premium refunds) of each policy of insurance relating to the Land, the Improvements or the Personal Property; (i) all proceeds from the taking of any of the Land, the Improvements, the Personal Property or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof (including, without limitation, change of grade of streets, curb cuts or other rights of access), for any public or quasi public use under any law; (j) all of the leases, rents, royalties, bonuses, income, receipts, issues, profits, revenues or other benefits of the Land, the Improvements or the Personal Property, including, without limitation, cash or securities deposited pursuant to leases to secure performance by the lessees of their obligations thereunder; (k) all consumer goods located in, on or about the Land or the Improvements or used in connection with the use or operation thereof which are owned by Trustor; and (l) other interests of every kind and character that Trustor now has or at any time hereafter acquires in and to the Land, Improvements, and Personal Property described herein and all property that is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of Trustor with respect to such property.

         The above described property is collectively referred to herein as the "Mortgaged Personal Property." Trustor does hereby expressly agree that it will execute or cause to be executed any and all documentation reasonably required, either now or at a later date, to evidence the assignment of any of the aforementioned interests that Trustor now has or at any time hereafter acquires in and to the Personal Property. The Mortgaged Real Property and the Mortgaged Personal Property are collectively referred to herein as the "Mortgaged Property."

         TO HAVE AND TO HOLD the Mortgaged Personal Property, together with the rights, privileges and appurtenances thereunto belonging, unto Beneficiary, its successors and assigns forever; Trustor hereby binds itself and its representatives, successors and assigns to warrant and forever defend Beneficiary's interest in the Mortgaged Personal Property unto Beneficiary and its successors and assigns, against the claim or claims of all persons claiming or to claim the same or any part thereof.

         The parties hereto intend that this Deed of Trust shall secure unpaid balances of loan advances made after this Deed of Trust is recorded with the Cochise County Recorder for record. The total amount of debts and future advances or future obligations secured by this Deed of Trust shall not exceed Seven Million Seven Hundred Thousand Dollars ($7,700,000.00) ("Indebtedness," which shall consist of unpaid balances of loan advances pursuant to the Note or any instrument securing or evidencing the same made either before or after, or both before and after, this Deed of Trust is recorded with the Cochise County Recorder for record) at any one time, exclusive of interest thereon. This Deed of Trust shall also and in addition secure interest and all amounts advanced for the protection of the collateral described herein. Nothing contained herein shall obligate the Beneficiary to advance any additional funds to the Trustor.

         THIS DEED OF TRUST IS GIVEN TO SECURE: (a) Payment of all Indebtedness, including future advances, heretofore and hereafter created and evidenced by the Note; (b) payment to Trustee or Beneficiary, as herein provided, of all sums heretofore and hereafter


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expended or advanced by Trustee or Beneficiary pursuant to any term or provision of this Deed of Trust; and (c) performance of each and every one of the covenants, conditions and agreements contained in this Deed of Trust, the Note, the Loan Agreement and any other instrument or instruments securing or guaranteeing all or any part of the Indebtedness (hereinafter collectively referred to as the "Security Instruments").

         In addition to any other debt or obligation secured hereby, this Mortgage shall also secure unpaid balances of advances heretofore and hereafter made with respect to the Mortgaged Property, for the payment of taxes, assessments, insurance premiums or costs incurred for the protection of the Mortgaged Property.

         Trustor, for itself and its successors and assigns, hereby covenants with Trustee and Beneficiary, their successors and assigns, that:

         1. WARRANTIES OF TITLE. Trustor holds good and marketable title in fee simple to the Land and the Improvements thereon, and the same are free and clear from all conditions, restrictions, easements, liens and encumbrances whatsoever except property taxes not yet due and payable and the Permitted Encumbrances (which liens and encumbrances shall not be modified, refinanced or extended), and Trustor will forever warrant and defend the same with the appurtenances above mentioned, unto Trustee, its successors and assigns, against the lawful claims of all persons whomsoever, except as noted above. Trustor has good and marketable title to the Mortgaged Personal Property, free and clear of any liens, charges, encumbrances, security interests and adverse claims whatsoever, and Trustor will forever warrant and defend the same, unto Beneficiary, its successors and assigns, against the lawful claims of all persons whomsoever. If the interest of Trustee or Beneficiary in the Mortgaged Property or any part thereof shall be endangered or shall be attacked, directly or indirectly, Trustor hereby authorizes Trustee or Beneficiary, at Trustor's expense, to take all necessary and proper steps for the defense of such interest, including the employment of counsel, the prosecution or defense of litigation, and the compromise or discharge of claims made against such interest. Any sums so expended by Trustee or Beneficiary shall be charged against Trustor and collectible in accordance with the terms of paragraph 14 hereof.

         2. PAYMENTS. Trustor will promptly pay the principal evidenced by the Note and any other indebtedness that may accrue to Beneficiary under the terms of this Deed of Trust, together with the interest and late charges on all of said indebtedness as the same shall become due and payable. Beneficiary may apply and allocate partial payments as to principal, interest, late charges and other charges as Beneficiary, in its sole discretion, may elect.

         3. TAXES AND ASSESSMENTS. Trustor will promptly pay before delinquency, all taxes, assessments, charges, fines or impositions, general, local or special (hereinafter collectively referred to as "Impositions"), levied upon the Mortgaged Property, or any part thereof, or upon Trustee's or Beneficiary's interest therein, or upon this Deed of Trust or the Indebtedness, by any duly or legally constituted public authority, municipality, township, county, state or the United States, and exhibit the evidence of the payment thereof to Beneficiary within seven (7) days thereafter; provided that Trustor, at Trustor's own cost and expense may, if it shall in good faith so desire, contest the validity or amount of any Impositions, in which event Trustor may defer


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the payment thereof for such period as such contest shall be actively prosecuted and shall be pending undetermined; provided further, however, that Trustor shall not allow any such Impositions so contested to remain unpaid for such length of time as shall permit all or any portion of the Mortgaged Property, or the lien thereon created by such item to be contested, to be sold by federal, state, county or municipal authority for the nonpayment thereof, and that pending any such contest Trustor shall furnish to Beneficiary an indemnity bond, deposit in cash or other security acceptable to Beneficiary, in the amount of the tax or assessment being contested by Trustor plus a reasonable additional sum to pay all costs, interest and penalties which may be imposed or incurred in connection therewith.

         4. REPAIR. Trustor will keep all Improvements now or hereafter erected on the Land in commercially reasonable condition and repair; all Improvements hereafter erected shall have been erected substantially in accordance with the plans and specifications therefor, and Trustor shall comply with the laws, ordinances, regulations and requirements of any governmental body applicable to the Mortgaged Property, the failure to so comply would cause a material adverse effect on Trustor, on Improvements or the Beneficiary's rights under the Security Instruments.

         5. WASTE; LIENS; MINERALS. Trustor will not either commit nor permit any waste on the Land, nor use nor permit the use thereof or the Improvements for any illegal purpose, nor cause nor permit the same to become subject to any superior or inferior lien or encumbrance. Without the prior written consent of Beneficiary, there shall be no drilling or exploring for, or extraction, removal, or production by Trustor of minerals from the surface or subsurface of the Land. The term "minerals" as used herein shall include, without limitation, oil, gas, casinghead gas, coal, lignite, hydrocarbons, methane, carbon dioxide, helium, uranium and all other natural elements, compounds and substances, including sand and gravel.

         6. ALTERATIONS. Trustor shall not remove or demolish any of the Improvements now existing or hereafter constructed on the Land or any of the Personal Property in or on the Land or Improvements except when incident to the replacement of any of the items of Personal Property with items of like kind and value.

         7. STATUS QUO. Except as provided in the Security Instruments, Trustor will not sell, assign, mortgage or otherwise convey the Mortgaged Property, or any part thereof or interest therein, legal or equitable, or contract for same, or subdivide or resubdivide or submit to the condominium form of ownership the Mortgaged Property, or any part thereof or interest therein, without the written consent of Beneficiary, which consent may be withheld in Beneficiary's sole discretion. Unless Beneficiary otherwise agrees in writing, Trustor shall not allow changes in the nature of the occupancy for which the Land and Improvements were intended at the time this Deed of Trust was executed, and Trustor shall not initiate nor acquiesce in any change in the zoning classification of the Land or any part thereof without Beneficiary's prior written consent, which consent may be withheld in Beneficiary's sole discretion.

         8. TAXES ON DEED OF TRUST. If, at any time, any law shall be enacted imposing or authorizing the imposition of any tax upon this Deed of Trust, or upon any rights, titles, liens, or security interests created hereby, Trustor shall immediately pay all such taxes; provided, that if it


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is unlawful for Trustor to pay such taxes, Trustor shall repay the Note in full without penalty within sixty (60) days after demand therefor by Beneficiary.

         9. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.

            (a) This Deed of Trust is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law (as now or hereafter in effect), may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, and all products and cash and non-cash proceeds thereof (collectively, "UCC Collateral"), and Trustor hereby grants to Beneficiary a security interest in the UCC Collateral. Trustor shall execute and deliver to Beneficiary, upon Beneficiary's request, financing statements, continuation statements and amendments, in such form as Beneficiary may require to perfect or continue the perfection of this security interest and Trustor authorizes Beneficiary to authenticate any record required by applicable law to perfect or continue the perfection of this security interest. Trustor shall pay all filing costs and all costs and expenses of any record searches for financing statements that Beneficiary may require. Without the prior written consent of Beneficiary, Trustor shall not create or permit to exist any other lien or security interest in any of the UCC Collateral. If an Event of Default has occurred and is continuing, in addition to the remedies provided in Sections 19 and 20 hereof, during the continuance of an Event of Default hereunder, Beneficiary may, at its option, do any one or more of the following:

            (i) Either personally, or by means of a court appointed receiver, take possession of all or any of the UCC Collateral and exclude therefrom Trustor and all others claiming under Trustor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Trustor with respect to the UCC Collateral or any part thereof. In the event Beneficiary demands, or attempts to take possession of the UCC Collateral in the exercise of any rights under this Deed of Trust, Trustor agrees to promptly turn over and deliver possession thereof to Beneficiary;

            (ii) Without notice to or demand upon Trustor, make such payments and do such acts as Beneficiary may deem necessary to protect its security interest in the UCC Collateral (including, without limitation, paying, purchasing, contesting, or compromising any lien or encumbrance, whether superior or inferior to such security interest) and in exercising any such powers or authority to pay all expenses (including, without limitation, litigation costs and reasonable attorneys' fees) incurred in connection therewith;

            (iii) Require Trustor from time to time to assemble the UCC Collateral, or any portion thereof, at a place designated by Beneficiary and reasonably convenient to both parties, and deliver promptly such UCC Collateral to Beneficiary, or an agent or representative designated by Beneficiary. Beneficiary, and its agents and representatives, shall have the right to enter upon any or all of Trustor's premises and property to exercise Beneficiary's rights hereunder;


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            (iv) Realize upon the UCC Collateral or any part thereof as herein provided or in any manner permitted by law and exercise any and all of the other rights and remedies conferred upon Beneficiary by this Deed of Trust, any other Loan Document (as that term is defined in the Loan Agreement and is hereafter used in this Deed of Trust), or by law, either concurrently or in such order as Beneficiary may determine;

            (v) Sell or cause to be sold in such order as Beneficiary may determine, as a whole or in such parcels as Beneficiary may determine, the UCC Collateral and the remainder of the Mortgaged Property;

            (vi) Sell, lease, or otherwise dispose of the UCC Collateral at public sale, upon terms and in such manner as Beneficiary may determine. Beneficiary may be a purchaser at any sale; and

            (vii) Exercise any remedies of a secured party under the Uniform Commercial Code of Arizona or any other applicable law.

            (b) Unless the UCC Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Beneficiary shall give Trustor at least five (5) days' prior written notice of the time and place of any public sale of the UCC Collateral or other intended disposition thereof to be made. Such notice may be mailed to Trustor at the address set forth in Section 24.

            (c) The proceeds of any sale under Subsection (a) above shall be applied as follows:

            (i) To the repayment of the reasonable costs and expenses of taking, holding, and preparing for the sale and the selling of the UCC Collateral (including, without limitation, costs of litigation and attorneys' fees) and the discharge of all Impositions, liens and encumbrances, and claims thereof, if any, on the UCC Collateral prior to the security interest granted herein (except any Impositions or liens and encumbrances subject to which such sale shall have been made);

            (ii) To the payment of the Indebtedness in such order as Beneficiary shall determine; and

            (iii) The surplus, if any, shall be paid to the Trustor or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

            Beneficiary shall have the right to enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Beneficiary from pursuing any further remedy that it may have. Any repossession or retaking or sale of the UCC Collateral pursuant to the terms hereof shall not operate to release Trustor until full payment of any deficiency has been made in cash.


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            Upon its recording in the real property records, this Deed of Trust shall be effective as a financing statement filed as a fixture filing. In addition, a carbon, photographic or other reproduced copy of this Deed of Trust and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. The filing of any other financing statement relating to any personal property, rights or interests described herein shall not be construed to diminish any right or priority hereunder. Information concerning the security interest created by this Deed of Trust may be obtained from Beneficiary, as secured party, at the address of Beneficiary stated above. The mailing address of Trustor, as debtor, is as stated in
         Section 24.

         10. INSURANCE AND INDEMNIFICATION. Trustor shall provide, maintain and keep in force at all times the following policies of insurance:

             (a) Insurance against loss or damage to the Mortgaged Property caused by fire and any of the risks covered by insurance of the type now known as "coverage against all risks of physical loss", in an amount equal to one hundred percent (100%) of the replacement cost of the Improvements and the Personal Property and sufficient to prevent Trustor and Beneficiary from becoming co-insurers, and on such other terms as are satisfactory to Beneficiary;

             (b) Comprehensive broad form general liability insurance, insuring against any and all claims for bodily injury, death or property damage occurring on, in or about the Land, the Mortgaged Property and the adjoining streets, sidewalks and passageways, on such terms as are satisfactory to Beneficiary;

             (c) During the course of any construction or development on the Land, builder's completed value risk insurance against "all risks of physical loss", including collapse and transit coverage, in such amounts and on such terms as are satisfactory to Beneficiary;

             (d) Workers' compensation insurance (including employee's liability insurance, if available and requested by Beneficiary) for all employees of Trustor engaged on or with respect to their respective portion of the Land and the Improvements in such amounts as are satisfactory to Beneficiary, or, if such limits are established by law, in such amounts;

             (e) Rent loss or business interruption or net operating income insurance in a minimum amount of not less than the appraised rentals for a minimum of twelve months; and

             (f) Such other insurance, including flood hazard coverage, if necessary, and in such amounts, as may from time to time be required by Beneficiary against the same or other hazards.

         Each policy of insurance required by the terms of this Deed of Trust shall contain an endorsement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Trustor which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of set-off, counterclaim or deductions against Trustor. In addition, each policy shall contain an agreement


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by the insurer that such policy shall not be canceled or changed except upon not less than thirty (30) days prior written notice delivered to Beneficiary.

         All such insurance policies and renewals thereof shall be written by companies acceptable to Beneficiary, shall be in a form acceptable to Beneficiary and shall include a standard mortgage clause in favor of and in form acceptable to Beneficiary. Beneficiary shall have the right to hold the policies, or binders thereof acceptable to Beneficiary, and Trustor shall promptly furnish to Beneficiary all renewal notices and all receipts of paid premiums. At least thirty (30) days prior to the expiration date of any such policy, Trustor shall deliver to Beneficiary a renewal policy, or binder thereof, in form satisfactory to Beneficiary.

         If Beneficiary is made a party defendant to any litigation concerning this Deed of Trust or the Mortgaged Property or any part thereof or interest therein, or the occupancy thereof by Trustor, then Trustor shall indemnify, defend and hold Beneficiary harmless from all liability, except for the willful misconduct of Beneficiary, by reason of said litigation, including reasonable attorneys' fees and expenses incurred by Beneficiary in any such litigation, whether or not any such litigation is prosecuted to judgment. Trustor waives any and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Trustor, the Mortgaged Property, other property of Trustor or the property of others under control of Trustor from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

         Trustor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this paragraph unless Beneficiary has approved the insurance company and the form and content of the insurance policy, including, without limitation, the naming thereon of Beneficiary as a named insured with loss payable to Beneficiary under a standard mortgage clause of the character above described. Trustor shall immediately notify Beneficiary whenever any such separate insurance is taken out and shall promptly deliver to Beneficiary copies of the policies or binders evidencing such insurance.

         Nothing contained in this paragraph shall prevent Trustor from keeping the Mortgaged Property insured or causing the same to be insured against the risks referred to in this paragraph under a policy or policies of blanket insurance which may cover other property not subject to the lien of this Deed of Trust; provided, however, that any such policy of blanket insurance (i) shall specify therein the amount of the total insurance allocated to the Mortgaged Property, which amount shall be not less than the amount otherwise required to be carried under this Deed of Trust; (ii) shall not contain any clause which would result in the insured thereunder being required to carry insurance with respect to the property covered thereby in an amount not less than any specific percentage of the full insurable value of such property in order to prevent the insured named therein from becoming a co-insurer of any loss with the insurer under such policy; and (iii) shall in all other respects comply with the provisions of this Deed of Trust.

         Notwithstanding anything to the contrary contained in this Section, in the event that the proceeds (the "Proceeds") payable with respect to any casualty shall be less than or equal to $250,000.00, then Trustor shall have the right to settle the insurance claim, and the right to retain the Proceeds, so long as Trustor shall restore the Mortgaged Property to its condition prior to


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such casualty, in a good and workmanlike manner, in compliance with any applicable legal requirements and the requirements of any lease, free and clear of liens, and shall remit to Beneficiary promptly upon completion of such restoration any remaining balance of such Proceeds not used in the restoration of the Mortgaged Property for application to the principal of the Indebtedness.

         If all of the following apply: (i) the Proceeds have been deposited with Beneficiary; (ii) in the case of insurance proceeds, the insurance carrier has not denied liability to a named insured; (iii) Beneficiary shall have been furnished with an estimate of the cost of restoration accompanied by an architect's certificate as to such costs and appropriate final plans and specifications for reconstruction of the Improvements, all of which shall be approved by Beneficiary; (iv) the Improvements so restored or rebuilt shall be of at least equal value and substantially the same character as prior to the damage or destruction and appropriate for the purposes for which they were originally erected; (v) Trustor shall have furnished Beneficiary with evidence satisfactory to Beneficiary that all Improvements so restored and/or reconstructed and their use fully comply with all zoning and building laws, ordinances and regulations, and with all other applicable federal, state, and municipal laws and requirements; (vi) to the extent that the estimated cost of restoration exceeds the Proceeds available, Trustor shall have furnished a satisfactory bond of completion or deposited with Beneficiary such sums as may be necessary to pay such excess costs; (vii) Beneficiary shall have received notice within thirty (30) days after the fire or other hazard or of the condemnation proceedings specifying the date of such fire or other hazard or the date the notice of condemnation proceedings was received and the request to Beneficiary to make said Proceeds available to Trustor; (viii) the aggregate monthly net income under all Leases, together with the proceeds of any business interruption insurance with respect thereto, shall be sufficient to pay during the period of reconstruction the monthly installments required to be paid upon the Indebtedness as well as all impound payments which may be required for taxes and insurance, and following reconstruction shall be sufficient to pay the aforesaid sums as well as all other operating costs and charges of the Mortgaged Property; (ix) Trustor shall not then be in default under the Loan Documents, and (x) Beneficiary determines in its sole and absolute discretion that such restoration can be completed at least three (3) months prior to the maturity date of the Note; then the Proceeds, less the actual costs, fees and expenses, if any, incurred in connection with adjustment of loss and Beneficiary's administrative expenses relating to such loss and the disbursement of the Proceeds shall be applied by Beneficiary to the payment of all the costs of the aforesaid restoration, repairs, replacement, rebuilding or alterations, including the cost of temporary repairs or for the protection of property pending the completion of permanent restoration, repairs, replacements, rebuilding or alterations (all of which temporary repairs, protection of property and permanent restoration, repairs, replacement, rebuilding or alterations are hereinafter collective referred to as the "Restoration"), and shall be paid out from time to time as such Restoration progresses upon the written request of Trustor if the work for which payment is requested has been done in a good and workmanlike manner and substantially in accordance with the plans and specifications therefor. Each request shall be accompanied by the following:


             (a) A certificate signed by Trustor, dated not more than thirty
(30) days prior to such request, setting forth the following:

                 (i) That the sum then requested either has been paid, or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the restoration therein specified or have paid for the same, the names and addresses of such persons, a brief description of such services and materials, the several amounts so paid or due to each of said persons in respect thereof (together with supporting statements and invoices for the same), that no part of such expenditures has been or is being made the basis of any previous or then pending request for the withdrawal of Proceeds or has been made out of any of the Proceeds received by Trustor, and that the sum then requested does not exceed the value of the services and materials described in the certificate.


                 (ii) That, except for the amount, if any, stated pursuant to the foregoing subclause (a)(i) in such certificate to be due for services or materials, there is no outstanding indebtedness known to the persons signing such certificate, after due inquiry, which is then due for labor, wages, materials, supplies or services in connection with such Restoration.


                 (iii) That the costs, as estimated by the persons signing such certificate, of the Restoration required to be done subsequent to the date of such certificate in order to complete and pay for the same, do not exceed the Proceeds, plus any amount or security approved by Beneficiary and deposited by Trustor to defray such costs and remaining in the hands of Beneficiary after payment of the sum requested in such certificate.


         (b) A title insurance report or other evidence satisfactory to Beneficiary to the effect that there has not been filed with respect to the Mortgaged Property, or any part thereof, any vendor's, contractor's, laborer's, materialmen's, or other lien which has not been discharged of record or bonded.

         (c) A certificate signed by the architect and/or engineer in charge of the Restoration, who shall be selected by Trustor and approved in writing by Beneficiary, certifying to the facts set forth in subclause (i) above, and that the Restoration is proceeding in accordance with the plans and specifications approved by Beneficiary and in accordance with all zoning, subdivision and other governmental laws, ordinances, rules and regulations. Upon compliance with the foregoing provisions, Beneficiary shall, out of Proceeds (and the amount of security approved by Beneficiary, if any, deposited by Trustor to defray the costs of the Restoration), pay or cause to be paid to Trustor or the persons named (pursuant to subclause (a)(i) above) in such certificate the respective amounts stated therein to have been paid by Trustor or to be due to them, as the case may be.

         If the Proceeds at the time held by Beneficiary, less the actual costs, fees and expenses, if any, incurred in connection with the adjustment of the loss and Beneficiary's administrative expenses relating to such loss and the disbursement of the Proceeds, shall be, in Beneficiary's sole and absolute judgment, insufficient to pay the entire cost of the Restoration, Trustor shall deposit with Beneficiary any such deficiency prior to disbursement of any additional portion of the Proceeds.

         No payment made prior to the final completion of the Restoration shall exceed ninety percent (90%) of the value of the work performed from time to time, and at all times the undisbursed balance of said Proceeds remaining in the hands of Beneficiary shall be at least sufficient to pay for the cost of completion of the Restoration free and clear of liens.

         Final payment shall be made upon delivery of an architect's certificate and a certification by one of Beneficiary's appraisers as to completion in accordance with the final plans and specifications and compliance with all zoning, building, subdivision and other governmental laws, ordinances, rules, and regulations, and the expiration of the period provided under applicable law for the filing of mechanic's and materialmen's' liens. Beneficiary may at its option require an endorsement to Beneficiary's policy of title insurance insuring the continued priority of the lien of this Deed of Trust as to all sums advanced hereunder, such endorsement to be in form and substance satisfactory to Beneficiary and paid for by Trustor.

         Upon completion of the Restoration in a good and workmanlike manner in accordance herewith, and provided that Beneficiary has received satisfactory evidence that the Restoration has been paid for in full and the Mortgaged Property is free and clear of all liens, any balance of the Proceeds at the time held by Beneficiary (after reimbursement to Beneficiary of all costs and expenses of Beneficiary, including administrative expenses, in connection with recover of the same and disbursement of such Proceeds for the Restoration), if any, shall be applied as follows: (i) to the extent that such balance of the Proceeds is equal to or less than the amount, if any, by which the value of the Mortgaged Property prior to such damage or destruction exceeds the value of the Mortgaged Property after such Restoration (for these purposes, the value of the Mortgaged Property shall be determined by Beneficiary in its discretion), then the portion of the balance of the Proceeds equal to such excess amount shall be applied to the payment or prepayment (without any prepayment premium) of the principal balance of the Indebtedness in such order as Beneficiary may determine, and any amounts so applied shall reduce the Indebtedness pro tanto; and (ii) to the extent that the balance of the Proceeds exceeds such excess amount, such portion of the balance of the Proceeds shall be paid to Trustor.

         Beneficiary shall cause Proceeds held by it pursuant to this Section to be maintained in one or more interest-bearing accounts in accordance with Beneficiary's customary practices for the payment of interest on account balances, including, without limitation, minimum balance requirements.

         If the insurance proceeds are applied to the payment of the sums secured by this Deed of Trust, any such application of proceeds shall not extend or postpone the due dates of the monthly installments referred to in the Note or change the amounts of such installments. If Beneficiary acquires title to the Mortgaged Property through remedial action or transfer in lieu thereof, Beneficiary shall have all of the right, title and interest of Trustor in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such acquisition.

         If Beneficiary or Trustee is made a party defendant to any litigation concerning this Deed of Trust or the Mortgaged Property or any part thereof or interest therein, or the occupancy thereof, then Trustor shall indemnify, defend and hold Beneficiary and Trustee harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by Beneficiary and Trustee in any such litigation, whether or not any such litigation is prosecuted to judgment. Trustor waives any and all right to claim or recover against Beneficiary and Trustee, their officers, employees, agents and representatives, for loss of or damage to Trustor, the Mortgaged Property, other property of Trustor or the property of others under control of Trustor from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

         11. TAXES, LIENS, AND UTILITY CHARGES. Upon Beneficiary's election and written notice of same to Trustor after the occurrence of an Event of Default, as hereinafter defined, Trustor shall pay to Beneficiary on the date of each regular installment of interest as required by the Note secured hereby until the
Note is fully paid, an amount equal to one-twelfth (1/12) or such proportionate share of the yearly taxes and assessments as estimated by the Beneficiary to be sufficient to enable the Beneficiary to pay at least thirty (30) days before they become due, all taxes, assessments and other similar charges against the Mortgaged Property or any part thereof. Such added payment shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of the Beneficiary. Upon demand of the Beneficiary, Trustor agrees to deliver to the Beneficiary such additional monies as are required to make up any deficiencies in the amounts necessary to enable Trustor to pay such taxes, assessments or similar charges.

         12. FURTHER ASSURANCES. Trustor shall furnish to Beneficiary evidence of the title of Trustor to the Mortgaged Property at the execution and delivery hereof and from time to time hereafter as may be deemed necessary by and satisfactory to Beneficiary, and Trustor shall promptly pay the cost of said title evidence when due and payable.

         Trustor, upon the reasonable request of Beneficiary, will execute, acknowledge, deliver, file and record such further instruments and do such further acts as may be necessary, desirable or proper to carry out the purposes of the Security Instruments and to subject to the liens and security interests created thereby any property intended by the terms thereof to be covered thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, improvements or appurtenances to the Mortgaged Property.

         13. CONDEMNATION. If all or any part of the Land or Mortgaged Property are damaged, taken or acquired, either temporarily or permanently, in any condemnation proceeding, or by exercise of the right of eminent domain, or, with Beneficiary's consent, by any conveyance in lieu thereof, the amount of any award or other payment for such taking, or conveyance or damages made in consideration thereof, to the extent of the full amount of the then remaining unpaid indebtedness, is hereby assigned to Beneficiary who is empowered to collect and receive the same and to give proper receipts therefor in the name of Trustor, and the same shall be paid forthwith to Beneficiary. The proceeds shall be settled, deposited and held consistent with Section 10. If Trustor receives notice, written or unwritten, of any actual, intended or threatened condemnation or eminent domain proceeding, Trustor shall forthwith furnish a copy of such notice to Beneficiary if such notice was written, or inform Beneficiary in writing if such notice was unwritten.

         14. ADVANCES SECURED BY DEED OF TRUST. Upon failure of Trustor to comply with any of these covenants and agreements as to the payment of taxes, assessments, insurance premiums, repairs, protection of the Mortgaged Property or Trustee's or Beneficiary's liens thereon, and other charges and the costs of procurement of title evidence and insurance as aforesaid, Beneficiary may, at its option, pay the same, and any sums so paid by Beneficiary, together with the reasonable fees of counsel employed by Beneficiary in consultation and in connection therewith, shall be charged against Trustor, shall be immediately due and payable by Trustor, shall bear interest at the highest rate applicable under the Note upon the occurrence of an Event of Default, and shall be a lien upon the Mortgaged Property, and be secured by this Deed of Trust, and may be collected in the same manner as the principal debt hereby secured.

         15. SUBROGATION. Trustee and Beneficiary shall be subrogated for their further security to the lien, although released of record, of any and all encumbrances paid out of the proceeds of the loan secured by this Deed of Trust; provided, however, that the terms and provisions hereof shall govern the rights and remedies of Trustee and Beneficiary and shall supersede the terms, provisions, rights, and remedies under the lien or liens to which Trustee and Beneficiary are subrogated hereunder.

         16. ASSIGNMENT OF RENTS AND LEASES.

         (a) Trustor hereby absolutely and unconditionally assigns, transfers and sets over unto Beneficiary and Beneficiary's successors and assigns, all present and future leases covering all or any part of the Mortgaged Property ("Leases"), together with any extensions or renewals thereof and any guarantees of any tenants' obligations thereunder, and all of the rents, royalties, bonuses, income, receipts, revenues, issues and profits now due or which may hereafter become due under the Leases or any extensions or renewals thereof, as well as all moneys due and to become due to Trustor under the Leases for services, materials or installations supplied whether or not the same were supplied under the terms of the Leases, all liquidated damages following default under the Leases and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Mortgaged Property (such rents, income, receipts, revenues, issues, profits and other moneys assigned hereby are hereinafter collectively called "Rents"), together with any and all rights and remedies which Trustor may have against any tenant under any of the Leases or others in possession of the Mortgaged Property or any part thereof for the collection or recovery of Rents so assigned. Prior to an Event of Default (as hereinafter defined) Trustor shall have a license to collect and receive all Rents as trustee for the benefit of Beneficiary and Trustor.

         (b) Trustor hereby represents, warrants and agrees that:

                  (i) Trustor has good title to the Leases and Rents hereby assigned and has the right, power and capacity to make this assignment and no person or entity other than Trustor has or will have any right, title or interest in or to the Leases or Rents.

                  (ii) Trustor will, at Trustor's sole cost and expense, perform and discharge all of the obligations and undertakings of the landlord under the Leases and give prompt notice to Beneficiary of any failure to do so. Trustor will use commercially reasonable efforts to enforce or secure the performance of all material obligations and undertakings of the tenants under the Leases and will appear in and prosecute or defend any action or proceeding arising under, or in any manner connected with, the Leases or the obligations and undertakings of the tenants thereunder.

                  (iii) Without the Beneficiary's prior consent, Trustor will not (1) pledge, transfer, mortgage or otherwise encumber or assign the Leases or the Rents; (2) waive, excuse, condone or in any manner release or discharge any tenant under any of the Leases exceeding 3,000 square feet; (3) disaffirm, cancel, terminate or consent to any surrender of any of the Leases exceeding 3,000 square feet; (4) modify, extend or in any way alter the terms of any of the Leases exceeding 3,000 square feet so as to reduce or diminish or postpone the payments of Rents; (5) permit any assignment of any of the Leases; or (6) collect Rents more than thirty (30) days prior to accrual.

                  (iv) Trustor will give immediate notice to Beneficiary of any notice Trustor receives from any tenant under the Leases, specifying any claimed material default by any party under the Leases exceeding 3,000 square feet.

                  (v) No settlement for damages for termination of any of the leases with J. C. Penney or Wall-Mart under the Federal Bankruptcy Code, or under any other federal, state, or local statute, shall be made without the prior written consent of Beneficiary, which consent may be withheld in Beneficiary's sole discretion, and any check in payment of such damages shall be made payable to both Trustor and Beneficiary. Trustor hereby assigns any such payment to Beneficiary, to be applied to the Indebtedness as Beneficiary may elect, and agrees to endorse any check for such payment to the order of Beneficiary.

                  (vi) All existing Leases are valid, unmodified and in full force and effect. Trustor has received no notice of any existing defaults under any of the Leases and Trustor has not performed any act or executed any instrument which might prevent Beneficiary from operating under any of the terms and provisions thereof or which would limit Beneficiary in such operation.

                  (vii) Each of the Leases will be in form and content satisfactory to Beneficiary. Trustor will deliver to Beneficiary certified and correct copies of each of the Leases once fully executed. Upon request of Beneficiary, Trustor shall deliver to Beneficiary estoppel certificates from Wal-Mart and J. C. Penney on the forms they customarily provide and from fifty percent (50%) of the other tenants occupying space in the Mortgaged Property.

         (c) Beneficiary shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Trustor under any of the Leases; and Trustor hereby agrees to indemnify Beneficiary for, and to save Beneficiary harmless from, any and all liability, damage or expense arising from any of the Leases or from this assignment, including, without limitation, claims by tenants for security deposits or for rental payments more than one (1) month in advance and not delivered to Beneficiary. All amounts indemnified against hereunder, including reasonable attorneys' fees, if paid by Beneficiary shall bear interest at the rate of interest charged pursuant to the Note upon the occurrence of an Event of Default, and shall be payable by Trustor immediately without demand and shall be secured hereby. This assignment shall not place responsibility for the control, care, management, or repair of the Premises upon Beneficiary or Trustee, or make Beneficiary or Trustee responsible or liable for any negligence in the management, operation, upkeep, repair or control of same resulting in loss or damage or injury or death to any party.

         (d) Upon the occurrence of an Event of Default as hereinafter defined:

             (i) All Rents assigned hereunder shall be paid directly to Beneficiary, and Beneficiary may notify the tenants under the Leases (or any other parties in possession of the Mortgaged Property) to pay all of the Rents directly to Beneficiary at the address specified in
         Section 24 hereof, for which this assignment shall be sufficient warrant;

             (ii) Beneficiary shall have the right to forthwith enter and take possession of the Mortgaged Property and to manage, operate, lease and develop the same; to collect as hereunder provided all or any Rents payable under the Leases; to make repairs as Beneficiary deems appropriate; and to perform such other acts in connection with the management, operation, development and leasing of the Mortgaged Property as Beneficiary, in its sole discretion, may deem proper; and

             (iii) Beneficiary shall have the right to forthwith enter into and upon the Mortgaged Property and take possession thereof, and to appoint an agent, or in the event of the institution of foreclosure proceedings to have a receiver appointed for the collection of the Rents.

In the event that Beneficiary shall pursue its remedies under subsection (ii) or
(iii) above, the net income, after allowing a reasonable fee for the collection thereof and the management of the Mortgaged Property, may be applied toward the payment of taxes, assessments, insurance premiums, repairs, protection of the Mortgaged Property or Beneficiary's lien thereon, and other charges against the Mortgaged Property and the costs of procurement of such insurance and of evidence of title to the Mortgaged Property, or any of them, or in the reduction of the Indebtedness and the payment of interest as Beneficiary may elect. If the Rents are not sufficient to meet the costs, if any, of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Beneficiary for such purposes shall become indebtedness of Trustor to Beneficiary secured by this Deed of Trust. Unless Beneficiary and Trustor agree in writing to other terms of payment, such amounts shall be payable upon demand from Beneficiary to Trustor and shall bear interest from the date of disbursement at the rate of interest charge under the Note upon the occurrence of an Event of Default.

         (e) The exercise or failure to exercise any of the above remedies shall not in any way preclude or abridge the right of Beneficiary to foreclose this Deed of Trust or to take any other legal or equitable action thereon. Beneficiary shall have such rights or privileges as aforesaid regardless of the value of the Mortgaged Property given as security hereunder, and regardless of the solvency or insolvency of any party bound for the payment of the Indebtedness or the other sums hereby secured.

         (f) Trustor hereby authorizes and directs the tenants under the Leases to pay Rents to Beneficiary upon written demand by Beneficiary, without further consent of Trustor, and the tenants may rely upon any written statement delivered by Beneficiary to the tenants. Any such payment to Beneficiary shall constitute payment to Trustor under the Leases.

         17. NO WAIVER. The failure of Trustee or Beneficiary to exercise any option to declare maturity of the principal debt or any other sums hereby secured under any provision hereof or of the Note, or any of the other Security Instruments, or to forbear from exercising any right or remedy available to Trustee or Beneficiary under any provision hereof or of the Note, or any of the other Security Instruments, shall not be taken or deemed a waiver of the right to exercise such option, right or remedy, or declare such maturity as to such past, continuing or subsequent violation of any of the covenants and agreements of the Note, this Deed of Trust, or any of the other Security Instruments. Acceptance by Beneficiary of partial payments shall not constitute a waiver of any Event of Default, as hereinafter defined. From time to time, Beneficiary may, at Beneficiary's option, without giving notice to or obtaining the consent of Trustor, Trustor's successors or assigns, any junior lienholder or any guarantor of any portion of the Indebtedness ("Guarantor"), without liability on Beneficiary's part and notwithstanding any Trustor's breach of any covenant or agreement of Trustor in this Deed of Trust, extend the time for payment of the Indebtedness, or any part thereof, reduce the payments thereon, release anyone liable on any of said Indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said Indebtedness, release from this Deed of Trust any part of the Mortgaged Property, take or release other or additional security, reconvey any part of the Mortgaged Property, consent to any map or plan of the Mortgaged Property, consent to the granting of any easement, join in any extension or subordination agreement, agree in writing with any Trustor to modify the rate of interest or period of amortization of the Note, or change the amount of the monthly installments payable thereunder. Any actions taken by Beneficiary pursuant to the terms of this paragraph shall not affect the obligation of Trustor or Trustor's successors or assigns to pay the sums secured by this Deed of Trust and to observe the covenants of Trustor contained herein, shall not affect the guaranty of any Guarantor, pursuant to any guaranty executed in connection herewith ("Guaranty"), and shall not affect the lien or priority of lien of this Deed of Trust on the Mortgaged Property. Trustor shall pay Beneficiary a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Beneficiary's option for any such action if taken at Trustor's request.

         18. DEFAULT. The term "Event of Default" shall mean any Event of Default defined in the Note and/or the Loan Agreement.

         19. ACCELERATION; REMEDIES. Upon the occurrence of an Event of Default, Beneficiary may, at its option, declare all or any part of the Indebtedness immediately due and payable without any presentment, demand, protest or notice of any kind. In addition to the exercise of any or all of the remedies specified in Section 9, upon such occurrence of an Event of Default or in case the principal of the Note shall have become due and payable in full, whether by lapse of time or by acceleration, Beneficiary may:

         (a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Mortgaged Property, or any part thereof, in its own name or in the name of Trustee, and do any acts that it deems necessary or desirable to preserve the value, marketability or rentability of the Mortgaged Property, or any part thereof or interest therein, protect the security hereof and, with or without taking possession of the Mortgaged Property, sue for or otherwise collect the Rents, or any part thereof, including, without limitation, those past due and unpaid, and apply the same, less costs and expenses of operation and collection (including, without limitation, attorneys' fees) upon the Indebtedness, all in such order as Beneficiary may determine. The entering upon and taking possession of the Mortgaged Property, the collection of such Rents and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of all or any portion of the Mortgaged Property or the collection, receipt and application of Rents, Trustee or Beneficiary shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default, including, without limitation, the right to exercise the power of sale;

         (b) Commence an action to foreclose the lien of this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof;

         (c) Exercise of the power of sale herein contained and deliver to Trustee a written statement of breach, notice of default and election to cause Trustor's interest in the Mortgaged Property to be sold; or

         (d) Exercise all other rights and remedies provided herein, in any Loan Document or other document or agreement now or hereafter securing or guarantying all or any portion of the Indebtedness or other obligations of Trustor owing hereunder, or by law, including, without limitation, the rights and remedies provided in A.R.S. Section 33-702.B.

         (e) If Beneficiary elects to exercise the power of sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

             (i) Upon receipt of such statement and notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Sale as then required by law. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such Notice of Sale and Notice of Sale having been given as required by law, sell the Mortgaged Property at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers.

             (ii) After deducting all costs, fees and expenses of Trustee and of this Trust, including, without limitation, Trustee's fees and reasonable attorneys' fees, and costs of evidence of title in connection with sale, Trustee shall apply the proceeds of sale in the following priority, to payment of: (i) FIRST, all sums expended under the terms of the Loan Documents, not then repaid, with accrued interest at the applicable rate provided for in the Note; (ii) SECOND, all sums due under the Note; (iii) all other sums, then secured hereby; and (iv) the remainder, if any, to the person or persons legally entitled thereto or as provided in A.R.S. Section 33-812 or any similar or successor statute.

             (iii) Subject to A.R.S. Section 33-810.B, Trustee may postpone sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement or may, in it discretion, give a new notice of sale.

         (f) It is the express understanding and intent of the parties that as to any personal property interests subject to Chapter 9 of the Uniform Commercial Code of Arizona, Beneficiary, upon an Event of Default, may proceed under such Uniform Commercial Code of Arizona or may proceed as to both real and personal property interests in accordance with the provisions of this Deed of Trust and its rights and remedies in respect to real property, as specifically permitted under A.R.S. Section 47-9604.D (and any successor statute), and treat both real and personal property interests as one parcel or package of security.

         (g) Trustee and Beneficiary, and each of them, shall be entitled to enforce payment and performance of any and all of the Indebtedness and other obligations of Trustor owing under the Loan Documents, and to exercise all rights and powers under the Loan Documents and under the law now or hereafter in effect, notwithstanding some or all of the Indebtedness and other obligations of Trustor under the Loan Documents may now or hereafter be otherwise secured or guaranteed. Neither the acceptance of this Instrument nor its enforcement, whether by court action or pursuant to the power of sale or other rights herein contained, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other security or guaranty now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary, and each of them shall be entitled to enforce this Instrument and any other security or any guaranty now or hereafter held by Beneficiary or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing under the law. Every power or remedy given by any of the Loan Documents or by law to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and, to the extent permitted by law, either of them may pursue inconsistent remedies.

         Trustor hereby requests a copy of any notice of default and that any notice of sale hereunder be mailed to it at the address set forth in Section 24 of this Deed of Trust.

         20. FURTHER REMEDIES. If an Event of Default shall have occurred and shall be continuing, Trustee and Beneficiary shall have the immediate right, at the option of Beneficiary, to take possession of the Mortgaged Property and collect the rents, issues and profits thereof, which are hereby assigned to Beneficiary, and apply the same less the reasonable costs of collection, to the upkeep, operation, management and control of the Mortgaged Property, to the payment of taxes, assessments, insurance premiums, and to the indebtedness secured hereby, the remainder, if any, to be paid to Trustor or its successors, vendees, or assigns, and Trustor agrees to surrender possession to Trustee and Beneficiary upon demand. Upon entering upon or taking possession of the Mortgaged Property, Trustee and Beneficiary may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof.

         21. INSPECTION. Any person authorized by Beneficiary shall have the right to enter upon and inspect the Mortgaged Property at all reasonable times.

         22. PARCELS; WAIVER OF MARSHALING. In the event of foreclosure of the Land or Mortgaged Property, the same may be sold in one or more parcels or as an entirety as Beneficiary may elect.

         Notwithstanding the existence of any other security interests in the Mortgaged Property held by Beneficiary or by any other party, Beneficiary shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided herein. Trustee shall apply the proceeds of any trustee's sale in accordance with A.R.S. Section 33-812, as amended from time to time, and shall have the right to apply the proceeds realized in all other instances in the order and manner which Beneficiary elects, at Beneficiary's sole option. Trustor, any party who becomes liable for Trustor's obligations and covenants under this Deed of Trust, and any party who now or hereafter acquires a security interest in the Mortgaged Property, or any portion thereof, hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         23. COSTS OF COLLECTION. Trustor hereby agrees to pay to Beneficiary all costs of foreclosing upon the Land or Mortgaged Property, and all costs of collecting and securing, and of attempting to collect and to secure, the Note, including, without limitation, reasonable attorneys' fees, appraisers' fees, court costs, notice charges and title insurance charges, whether such attempt be made by suit, in bankruptcy, or otherwise; and said costs and any other sums due Beneficiary by virtue of this Deed of Trust or the Note may be included in any judgment or decree rendered.

         24. NOTICE. Any notice required or permitted to be given hereunder shall be in writing and shall be considered properly given if given pursuant to U.S. mails addressed to the addresses below. Notice so mailed shall be effective upon its deposit.

                  If to Trustor:            Glimcher Buena Vista, LLC
                                            c/o Glimcher Properties Limited
                                                Partnership
                                            20 South Third Street
                                            Columbus, Ohio  43215
                                            Attn:  General Counsel

                  If to Trustee:            Fidelity National Title Agency, Inc.
                                            323 West Wilcox, Suite 100
                                            Sierra Vista, Arizona  85635

                  If to Beneficiary:        National City Bank
                                            155 East Broad Street
                                            Columbus, Ohio  43251
                                            Attn:  Steven A. Smith,
                                                   Senior Vice President

         25. HAZARDOUS SUBSTANCE COMPLIANCE AND INDEMNIFICATION. Trustor hereby expressly represents, warrants and covenants to Beneficiary that: (i) neither Trustor nor, to the actual knowledge of Trustor, any other person has used or permitted any Hazardous Substances, as hereinafter defined, to be placed, held, stored or disposed on the Land or any portion thereof, in violation of any Environmental Laws, as hereinafter defined; (ii) the Land does not now contain any Hazardous Substance in violation of any Environmental Laws; and (iii) Trustor, so long as any of the indebtedness secured by this Deed of Trust remains unpaid, shall not allow any Hazardous Substances to be placed, held, stored or disposed on the Land or any portion thereof in violation of any Environmental Laws. The term "Hazardous Substance" shall mean any hazardous, toxic or dangerous waste, substance or material defined as such in or for the purpose of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 USC Section 9601 ET. SEQ., the Resource Conservation and Recovery Act, as amended, 42 USC Section 6901 ET. SEQ., the Hazardous Materials Transportation Act, as amended, 49 USC Section 1801 ET. SEQ., the Federal Water Pollution Control Act, as amended (including, but not limited to, the Clean Water Act), 33 USC Section 1251 ET. SEQ., the Clean Air Act, as amended, 42 USC 7401 ET. SEQ., the Toxic Substances Control Act, as amended, 15 USC Section 2601 ET.SEQ., the Emergency Planning and Community Right-to-Know Act (also known as SARA Title III), as amended, 42 USC Section 11001 ET. SEQ., the Safe Drinking Water Act, as amended, 42 USC Section 300(f) ET.SEQ., the Federal Insecticide, Fungicide and Rodenticide Act, as amended, 7 USC Section 136 ET.SEQ., the Occupational Safety and Health Act, as amended, 29 USC
Section 651 ET. SEQ., any so-called "Superfund" or "Super-Lien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulations, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, now or at any time hereafter in effect (collectively the "Environmental Laws").

         Trustor hereby agrees to indemnify Beneficiary and hold harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever, paid, incurred or suffered by, or asserted against, Beneficiary for, with respect to, or as a direct or indirect result of any of the following:

             (i) The presence on or under or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from, the Land or any portion thereof of any Hazardous Substance (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any of the Environmental Laws); or

             (ii) Any liens against the Land or any portion thereof or any interest or estate in any thereof, created, permitted or imposed by the Environmental Laws, or any actual or asserted liability of or obligations of Trustor under the Environmental Laws.

         The aforementioned indemnification shall survive the release and satisfaction of this Deed of Trust. In addition, any expenses or payments made by Beneficiary to cure any violation of any Environmental Laws shall be secured by this Deed of Trust.

         26. MISCELLANEOUS. The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders. If any provision of this Deed of Trust is illegal, or hereafter rendered illegal, or is for any other reason void, voidable or otherwise unenforceable, or hereafter rendered void, voidable or otherwise unenforceable, the remainder of this Deed of Trust shall not be affected thereby but shall be construed as if it does not contain such provision. Each right and remedy provided in this Deed of Trust is distinct and cumulative to all other rights or remedies under this Deed of Trust or afforded by law or equity, and may be exercised concurrently, independently or successively, in any order whatsoever. This Deed of Trust shall be governed by and construed under the laws of the State of Arizona.

         27. MULTIPLE COUNTERPARTS. This Deed of Trust is to be executed in multiple identical counterparts, with one such counterpart to be recorded in each of the counties in which the Land is situated, each counterpart of which shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

         28. SUCCESSOR TRUSTEE. In case of the death, inability, refusal to act or absence of the Trustee from the State of Arizona, or Beneficiary shall desire for any reason to remove Trustee or any substitute trustee hereunder and to appoint a new trustee in his place and stead, the Beneficiary, subject to compliance with Arizona law, is hereby granted full power to remove the Trustee and appoint in writing a substitute trustee for said Trustee, and the substitute trustee shall, when appointed, become successor to the title to the Mortgaged Property and the same shall become vested in him in trust for the purpose and objects of this Deed of Trust with all the powers, duties and obligations herein conferred on the original designated Trustee.

         29. JURY WAIVER. THE UNDERSIGNED AND BENEFICIARY (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND BENEFICIARY ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, ANY OTHER

RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN BENEFICIARY AND THE UNDERSIGNED. THIS PROVISION IS A MATERIAL INDUCEMENT TO BENEFICIARY TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

         30. TRUSTOR WAIVER OF RIGHTS. Trustor waives, to the extent permitted by law, (a) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Mortgaged Property, and (b) all rights of redemption, valuation, appraisement, stay of execution, and notice of election to mature or declare due the Indebtedness, and (c) all rights and remedies that Trustor may have or be able to assert by reason of the laws of the State of Arizona pertaining to the rights and remedies of sureties including, without limitation, A.R.S. Sections 12-1641 through 12-1646, and 16 Arizona Revised Statues, Rules of Civil Procedure, Rule 17(f).

         31. NO DRILLING OR EXPLORATION. Without the prior written consent of Beneficiary, there shall be no drilling or exploring for or extraction, removal, or production of minerals from the surface or subsurface of the Land. The term "minerals" as used herein shall include, without limiting the generality of such term, oil, gas, casinghead gas, coal, lignite, hydrocarbons, methane, carbon dioxide, helium, uranium and all other natural elements, compounds and substances, including sand and gravel.

         32.      STOP NOTICES.

         (a) Trustor shall not cause or permit any "stop notice" or similar notice to be filed or served on Beneficiary with respect to the Premises (as that term is defined in the Loan Agreement and is hereafter used). Trustor shall defend, indemnify and hold Beneficiary and its officers, directors, agents and employees harmless from and against all claims, damages, loss, liability, costs and expenses (including attorneys fees and internal costs) arising from or relating to any such stop notice, the compliance therewith and the defense thereof. Beneficiary may require Trustor to provide a release bond for any stop notice, which bond shall be subject to Beneficiary's review and approval and/or may take such action with respect to any stop notice as Beneficiary may deem appropriate in Beneficiary's sole and absolute discretion and Beneficiary may withhold such amounts from disbursement in connection with the loan evidenced by the Note as Beneficiary may elect in Beneficiary's sole and absolute discretion, and whether or not Beneficiary is obligated to withhold funds pursuant to applicable law or any demands made in connection with any stop notice.

         (b) Trustor irrevocably appoints Beneficiary as its attorney-in-fact, coupled with an interest and with full power of substitution, to file for record, at the Trustor's cost and expense and in Trustor's name, any notices of completion, notices of cessation of labor, or any other notices that Beneficiary considers necessary or desirable to protect its security.

         (c) At Beneficiary's request, Beneficiary may require that construction of any site improvements be set forth in a separate construction contract and not included in any other construction contract for non-site improvements.

         (d) At any time, Beneficiary shall be entitled to make written demand on any lien claimant relating to the Project, demanding that any such lien claimant serve a stop notice within thirty (30) days after such written demand by Beneficiary.

         (e) With respect to any loan "balancing" set forth in the Loan Agreement or in the other Loan Documents, any loan funds which are subject to any stop notice or which Beneficiary has determined to withhold such funds from disbursement shall be excluded from any calculation of available funds under the loan evidenced by the Note.

         33. RENT ROLL AND FINANCIAL STATEMENTS. Trustor shall maintain full and correct books and records open to Beneficiary's inspection showing in detail the income, expenses and earnings of Trustor and of the Mortgaged Property, and shall provide Beneficiary the following financial information. Similar statements may be required by Beneficiary of each Guarantor.

         (a) Within one hundred twenty (120) days from the end of each fiscal year of Trustor, or as requested from time to time by Beneficiary, an annual financial statement consisting of a balance sheet, together with a complete itemized statement of annual income and operating expenses of Trustor and of the Mortgaged Property, certified by the chief financial officer of Trustor and on forms prescribed by, or satisfactory to, Beneficiary;

         (b) Within thirty (30) days from the end of each month, monthly operating statements for the Mortgaged Property, certified by the chief financial officer of Trustor and on forms prescribed by, or satisfactory to, Beneficiary;

         (c) Within thirty (30) days after the date of filing, tax returns (state and federal) together with all schedules attached thereto and all requests for extensions; and

         (d) Within sixty (60) days from the end of each fiscal year of Trustor, a rent roll of the Mortgaged Property, certified by the chief financial officer of Trustor. The rent roll shall contain the name and address of each tenant, square footage of leased premises, annual rent, lease commencement date, lease expiration date, date through which rent is paid, and the nature and extent of any defaults by each tenant.

         IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be executed by its duly authorized officer.

                                   TRUSTOR:

                                   GLIMCHER BUENA VISTA, LLC,
                                   a Delaware limited liability company

                                   By: Glimcher Properties Limited Partnership, its Managing Member

                                        By: Glimcher Properties Corporation,
                                            its General Partner

                                            By:  /s/ William G. Cornely
                                                 ------------------------------
                                                 William G. Cornely,
                                                 Executive Vice President
                                                 CFO & COO


STATE OF OHIO,
COUNTY OF FRANKLIN, SS:

         The foregoing instrument was acknowledged before me this 28th day of March, 2002, by William G. Cornely, the Executive Vice President, CFO & COO of Glimcher Properties Corporation, the General Partner of Glimcher Properties Limited Partnership, the Managing Member of Glimcher Buena Vista, LLC, a Delaware limited liability company, on behalf of the corporation, limited partnership and limited liability company.

                                        /s/ Beth N. Church
                                        ----------------------------------------
                                        Notary Public

                                        Commission Expires:  1/30/07
                                                             -------------------


                                   EXHIBIT "A"
                                      LAND
                                      ----



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